                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  JULY 27, 1998
                                  -------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                             TAVA TECHNOLOGIES, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)



               COLORADO                    0-19167        84-1042227
        ---------------------------     -------------   -------------
     (State or other jurisdiction of    (Commission    (I.R.S. Employer
      incorporation or organization)      File No.)      I. D. Number)


     7887 E. Belleview Avenue, Suite 820
            ENGLEWOOD, COLORADO                               80111
   ------------------------------------------                --------
    (Address of principal executive offices)                (zip code)

                                 (303) 771-9794
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  OTHER EVENTS.

         On July 27, 1998 the Company announced material business developments. The Company's Press Release dated July 27, 1998, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibits. The following exhibit is filed with this Report:

                  20.1     Press Release dated July 27, 1998



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TAVA Technologies, Inc.



Date: July 27, 1998                 By:   /S/ JOHN JENKINS
                                          ------------------
                                          John  Jenkins,  President and CEO